SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) November 11, 1996

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)



        Pennsylvania                   0-10822               25-1229323
(State of other jurisdiction   (Commission File Number)    (IRS Employer
     of incorporation)                                   Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania 15701
    (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (412) 349-1811



_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)



Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
              On November 11, 1996, Biocontrol Technology, Inc. (NASDAQ:BICO) announced that a meeting with high officials of the FDA regarding Biocontrol's recently submitted revised 510(k) notification for its Diasensor 1000 noninvasive glucose sensor for diabetics took place last Wednesday, November 6, 1996. A second meeting between the FDA and Biocontrol has been set for Wednesday, November 13, 1996.
              The Company further stated that the services of Mr. Jeff Nesbit, a former FDA Associate Commissioner for Public Affairs, are being utilized to guide Biocontrol through the FDA approval process and to assist with the overall relationship between Biocontrol and the FDA.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired - Not
               Applicable.

          (b)  Pro Forma Financial Information - Not Applicable.

          (c)  Exhibits-Press Release


                           SIGNATURES


      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BIOCONTROL TECHNOLOGY, INC.


                              by /s/  Fred E. Cooper
                                      Fred E. Cooper, CEO
DATED: November 11, 1996